EXHIBIT 99.1


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                             NORTHEAST BANCORP, INC.

                                      PROXY

           SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby constitutes and appoints Daniel A. Winters, Robert
W. Hutton, and S. Amy Argudo and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Northeast Bancorp, Inc. that the undersigned may be entitled to vote at the Special Meeting of Stockholders of the company to be held at 14 S. Main Street in North East, Maryland on Tuesday, June 15, 1999, commencing at 10:00 a.m., Eastern Daylight Savings Time and at any adjournment or postponement thereof, as follows:


1.   PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF REORGANIZATION.

            [ ] FOR            [ ] AGAINST         [ ] ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.


     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PERSONS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.



                                            Dated: ______________________, 1999


                                            ___________________________________
                                            Signature of Stockholder

                                            ___________________________________
                                            Signature of Stockholder


     THIS PROXY MUST BE DATED, SIGNED BY THE STOCKHOLDER AND RETURNED PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.